EXHIBIT 4.33

THE ISSUANCE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). AS SUCH, THE SECURITIES REPRESENTED BY THIS WARRANT ARE "RESTRICTED SECURITIES" AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES REPRESENTED BY THIS WARRANT UNDER THE ACT, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (III) PURSUANT TO RULE 144 UNDER THE ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THE HOLDER HEREOF AGREES THAT (A) ANY HEDGING TRANSACTION WITH RESPECT TO THE SECURITIES REPRESENTED BY THIS WARRANT WILL BE CONDUCTED IN COMPLIANCE WITH THE ACT AND (B) IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS WARRANT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF, OR TRANSFERRED TO, ANY "U.S. PERSON" AS DEFINED IN REGULATION S UNDER THE ACT UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 19, 2008.

            Right to Purchase up to 401,400 Shares of Common Stock of

                          PACIFIC ENERGY RESOURCES LTD.

                   (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

Certificate No. IN-01                                Number of Warrants: 401,400
                                                    Issue Date: January 18, 2008

                VOID AFTER 5:00 P.M. LOCAL TIME, JANUARY 18, 2013

         PACIFIC ENERGY RESOURCES LTD., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby certifies that, for value received, BATEMAN & COMPANY LTD. of UNIT D, TRAFALGAR PLACE, WEST BAY ROAD, GRAND CAYMAN, CAYMAN ISLANDS or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Corporation (as defined herein) from and after the Issue Date of this Common Stock Purchase Warrant ("Warrant") and at any time or from time to time before 5:00 p.m. local time through the close of business on January 18, 2013 (the "Expiration Date"), up to 401,400 fully paid and nonassessable shares of Common Stock (as hereinafter defined), at the applicable Exercise Price (as defined below) per share. The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Common Stock" includes (i) the Corporation's common stock, par value $0.0001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (b) The term "Corporation" includes Pacific Energy Resources Ltd. and any corporation which shall succeed to, or assume the obligations of, Pacific Energy Resources Ltd. hereunder.

                  (c) The term "Exchange Rate" means, in relation to any amount of currency to be converted into U.S. dollars pursuant to this Warrant, the U.S. dollar exchange rate as published in the Wall Street Journal from time to time.

                  (d) The "Exercise Price" applicable under this Warrant shall be CAD $2.50 per Common Share (subject to adjustment pursuant to Section 5).

                  (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Corporation or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

                  (f) The term "Subscription Agreement" means the Subscriber Information and Representation Statement Regarding Incentive Warrants between the Corporation and the Holder, duly accepted by the Corporation on January 18, 2008.

         All other defined terms have the meaning attributed to them in the Subscription Agreement.


1.       EXERCISE OF WARRANT.
         -------------------

         1.1 NUMBER OF SHARES ISSUABLE UPON EXERCISE. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery to the Corporation of this Warrant Certificate, an original copy of an exercise notice in the form attached hereto as Exhibit A (the "Subscription Form") duly completed and executed and the satisfaction of the surrender and payment requirements of Section 2, the number of shares of Common Stock of the Corporation set forth in the Subscription Form, subject to adjustment pursuant to Section 5.

         1.2 FAIR MARKET VALUE. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the Corporation's Common Stock is traded on the Toronto Stock Exchange ("TSX"), then the average of the closing or last sale price reported for the twenty (20) trading days immediately preceding the Determination Date.

                  (b) If the Corporation's Common Stock is not traded on the TSX but is traded on the Nasdaq Global Select Market, Global Market or Capital Market (collectively, "Nasdaq"), the American Stock Exchange ("AMEX") or another national exchange, the average of the Canadian dollar equivalent (calculated at the prevailing Exchange Rate on each day) of closing or last sale price reported for the twenty (20) trading days immediately preceding the Determination Date.

                  (c) If the Corporation's Common Stock is not traded on the TSX, Nasdaq or AMEX, but is quoted on the NASD OTC Bulletin Board, then the Canadian dollar equivalent (calculated at the prevailing Exchange Rate on each day) mean of (i) the average of the closing bid price and
         (ii) the average of the closing ask price, in each case reported for the twenty (20) trading days immediately preceding the Determination Date.

                  (d) If the Corporation's Common Stock is not publicly traded, then as the Holder and the Corporation agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                  1.3 CORPORATION ACKNOWLEDGMENT. The Corporation will, at the time of the exercise of the Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to such Holder any such rights.

         1.4      LEGENDS.

         (a) Each certificate for Common Stock issued upon exercise of this Warrant shall bear the following legend:

         "THE ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). AS SUCH, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE "RESTRICTED SECURITIES" AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF OTHER THAN (I) PURSUANT TO

         AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE ACT, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (III) PURSUANT TO RULE 144 UNDER THE ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THE HOLDER HEREOF AGREES THAT (A) ANY HEDGING TRANSACTION WITH RESPECT TO THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL BE CONDUCTED IN COMPLIANCE WITH THE ACT AND (B) IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE ACT."

         and

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX."

         (b) If shares of Common Stock are issued to a Canadian resident upon exercise of this Warrant prior to May 19, 2008, each certificate for such shares of Common Stock shall, in addition to the legends in Section 1.5(a), bear the following legend:

         "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 19, 2008."

2.       PROCEDURE FOR EXERCISE.

         2.1 DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. The Corporation agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the owner of record of such shares as of the close of business on the date on which the duly completed and executed Subscription Form, this Warrant Certificate and payment for such shares shall have been received by the Corporation in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Corporation at the Corporation's expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Corporation shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock on the date of exercise. Following a partial exercise of this Warrant prior to the Expiration Date, the Corporation shall cancel this Warrant Certificate and, within five business days, execute and deliver to the Holder a new Warrant Certificate of like tenor covering the remaining balance of the shares of Common Stock subject to this Warrant Certificate.

         2.2 EXERCISE. Payment may be made by certified check or bank draft payable to the order of the Corporation equal to the applicable aggregate Exercise Price, for the number of Common Shares specified in such Subscription Form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder in accordance with the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

         2.3 REPRESENTATION. The Holder of this Warrant has represented to the Corporation that it is acquiring this Warrant for its own account and not with a view toward, or for resale in connection with, the public sale or distribution of this Warrant or the underlying shares of Common Stock, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the "Securities Act"). The Holder of this Warrant further represented that as of the Issue Date, the Holder was an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was purchasing the Shares in compliance with securities laws in its jurisdiction of residence and pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation and the Holder under applicable securities laws of their jurisdiction of resident or to which the Holder is otherwise subject and met other investor suitability standards. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, representations concerning the matters described in this Section 2.3.

3.       EFFECT OF REORGANIZATION, ETC.; ADJUSTMENT OF EXERCISE PRICE.

         3.1 REORGANIZATION, CONSOLIDATION, MERGER, ETC. If at any time or from time to time, the Corporation (a) effects a reorganization, (b) consolidates with or merges into any other person, or (c) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Corporation, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Corporation whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

         3.2 DISSOLUTION. In the event of any dissolution of the Corporation following the transfer of all or substantially all of its properties or assets, the Corporation, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant pursuant to Section 3.1, or if the Holder also instructs the Corporation, to a bank or trust company specified by the Holder as trustee for the Holder (the "Trustee").

         3.3 CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Corporation, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. If this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Corporation's securities and property (including cash, where applicable) receivable by the Holder of this Warrant will be delivered to the Holder or the Trustee as contemplated by
Section 3.2.

4.       EXTRAORDINARY EVENTS REGARDING COMMON STOCK.

         If the Corporation (a) issues additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Corporation, (b) subdivides its outstanding shares of Common Stock, or (c) combines its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided herein in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

5.       CERTIFICATE AS TO ADJUSTMENTS.

         In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant as provided for in Section 3 or 4 above, the Corporation at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Corporation for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Corporation will forthwith mail or cause to be mailed a copy of each such certificate to the Holder of this Warrant.

6.       RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANT.

         The Corporation will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

7.       ASSIGNMENT; EXCHANGE OF WARRANT.

         Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B (the "Transferor Endorsement Form"), together with evidence reasonably satisfactory to the Corporation demonstrating compliance with applicable securities laws in a manner consistent with the restrictive legend on this Warrant, the Corporation at the Corporation's expense (but with payment by the Transferor of any applicable transfer taxes), will cause to be issued and delivered to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.       REPLACEMENT OF WARRANT.

         On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement and surety bond reasonably satisfactory in form and amount to the Corporation, the Corporation at the Holder's expense and Holder's payment of charges of the Corporation, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.       EXERCISE RESTRICTIONS.

         9.1 LIMITATION ON NUMBER OF SHARES ISSUABLE. Notwithstanding anything contained herein to the contrary, the rights represented by this Warrant shall not be exercisable by the Holder and the Corporation shall not give effect to any such exercise, if and solely to the extent that after giving effect to such exercise, the Holder, together with any person or company acting jointly or in concert with the Holder with respect to the voting of voting securities of the Corporation (the "Joint Actors") would in the aggregate directly or indirectly own or exercise control or direction over the voting of that number of voting securities of the Corporation (not including shares subject to a warrant as to which no notice of exercise and corresponding payment has been delivered) that is 19.99% or greater of the total issued and outstanding voting securities of the Corporation after giving effect to such exercise.

         9.2 PROVISION OF OFFICER'S CERTIFICATE. Prior to exercising the rights represented by this Warrant, the Holder shall provide the Corporation with an officer's certificate stating the number of voting securities of the Corporation held by the Holder and its Joint Actors, if any, as of the date provided for in the exercise notice (the "Officer's Certificate") and the Corporation shall be entitled to rely on the Officer's Certificate in making any determinations regarding the total issued and outstanding voting securities of the Corporation to be held by the Holder and its Joint Actors, if any, after giving effect to the exercise. The execution of the Subscription Form by the Holder will suffice as the Holder's acknowledgement of compliance with such exercise limits as set forth in this Section 9.

10.      TRANSFER ON THE CORPORATION'S BOOKS.

         Until this Warrant is transferred on the books of the Corporation, the Corporation may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11.      NOTICES, ETC.

         All notices and other communications from the Corporation to the Holder of this Warrant shall be delivered by ordinary surface or air mail, postage prepaid, addressed to the Holder or delivered at their respective address appearing on the register of Holders.

12.      MISCELLANEOUS.

         Notwithstanding any provision to the contrary contained in this Warrant, no Common Stock will be issued pursuant to the exercise of this Warrant if the issuance of such securities may constitute a violation of the securities laws of any applicable jurisdiction. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF CALIFORNIA OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. The Holder and the Corporation shall submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. If any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.

         The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

         IN WITNESS WHEREOF, the Corporation has executed this Warrant as of the date first written above.

                                           PACIFIC ENERGY RESOURCES LTD.


                                           By:
                                              ------------------------------
                                                Kathleen MacInnes, Secretary

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                   (To Be Signed Only On Exercise Of Warrant)

TO:      Pacific Energy Resources Ltd.
         111 W. Ocean Blvd., Suite 1240
         Long Beach, CA 90802
         Attention:        President

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

                  ________ shares of the Common Stock covered by such Warrant

         The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is CAD $2.50. Such payment takes the form of:

         CAD$
                  -----------------------------------

         by way of a certified check or bank draft to the order of Pacific Energy Resources Ltd.



         The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________
whose address is

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------.

         (Please print full name in which share certificates are to be issued. If any shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay all required transfer taxes or other government charges and comply with all applicable securities law requirements.)

         Terms not defined herein shall have the same meanings ascribed to them in the Warrant Certificate.

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made in reliance upon available exemptions from the prospectus and registration or equivalent requirements of applicable securities laws, and that on such exercise of this Warrant for the Shares stated above, the limitation referred to in Section 9 of this Warrant Certificate has not been exceeded.

         In addition, the undersigned Warrantholder reaffirms the accuracy as of the date hereof of the Warrantholder's representations made in the Subscription Agreement, including without limitation, the following:

(a) The Warrantholder is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933 ("1933 Act") and is purchasing the Shares as principal for the Warrantholder's own account, or for long-term investment, and not with a view to, or for sale in connection with, the distribution thereof other than in a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or "blue sky" laws, or pursuant to an exemption therefrom. The Warrantholder also represents that the entire legal and beneficial interest of the Shares is being purchased for, and will be held for, the Warrantholder's account only, and neither in whole nor in part for any other person or entity. The Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the Shares;

(b) The Warrantholder is not a citizen or legal resident of the U.S. or Canada and permanently resides outside of the U.S. and Canada. The Warrantholder is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person. The Warrantholder will only resell the Shares in accordance with the provisions of Regulation S, Rule 144, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the 1933 Act; and

(c) The Warrantholder is knowledgeable of, and has been independently advised as to, the securities laws of the jurisdiction as applicable to this Subscription Form.


Dated: _________________________
                                             -----------------------------------
                                             (Signature must conform to name of
                                             holder as specified on
                                             the face of the Warrant)

                                             Name:    __________________________

                                             Address:
                                                      --------------------------



                                             --------------------------------
                                             Signature Guaranteed By:

The signature of the Holder to this Form must correspond exactly with the name of the Holder as set forth on the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever and the signature must be guaranteed by a U.S. or Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To Be Signed Only On Transfer Of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase shares of Common Stock of Pacific Energy Resources Ltd. into which the within Warrant relates specified under the headings "Number of Warrants Transferred," respectively, opposite the name(s) of such person(s) and appoints the Attorney to transfer its respective right on the register of warrants maintained by the Corporation with full power of substitution in the premises.



                                                           Number of Warrants
          Transferees               Address                    Transferred

      _________________         _________________            _________________

      _________________         _________________            _________________

      _________________         _________________            _________________


Dated: _________________________
                                              ---------------------------
                                              (Signature must conform to
                                              name of holder as specified on
                                              the face of the Warrant)

                                              Address:
                                                       -------------------------

--------------------------------------------------------------------------------




                                                     --------------------------
                                                     Signature Guarantee

ACCEPTED AND AGREED:
[TRANSFEREE]

-----------------------------
          (Name)

The signature of the Holder to this Form must correspond exactly with the name of the Holder as set forth on the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever and the signature must be guaranteed by a U.S. chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.